UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2018

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois 60015

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information described below under the heading “Revolving Credit Agreement” in “Item 8.01. Other Events.” is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described below under the heading “Revolving Credit Agreement” in “Item 8.01. Other Events.” is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

Tender Offer

On April 2, 2018, Mondelēz International, Inc. (“we”) issued a press release announcing commencement of an offer to purchase (the “Tender Offer”) for cash up to $1,000,000,000 aggregate principal amount of all validly tendered and not validly withdrawn:

(i)    6.500% Notes due 2040 (the “2040 Notes”);

(ii)    6.500% Notes due 2031 (the “2031 Notes”);

(iii)    6.875% Notes due 2038 (the “2038 Notes”);

(iv)    6.875% Notes due 2039 (the “2039 Notes”);

(v)    7.000% Notes due 2037 (the “2037 Notes”);

(vi)    5.375% Notes due 2020 (the “2020 Notes”); and

(vii)    6.125% Notes due 2018 (the “2018 Notes” and, together with the 2040 Notes, the 2031 Notes, the 2038 Notes, the 2039 Notes, the 2037 Notes and the 2020 Notes, the “Notes”).

In connection with the Tender Offer, we are also soliciting consents (the “Consent Solicitation”) from the holders of the Notes to amend the indenture governing the Notes and certain provisions of the Notes themselves. The holders wishing to participate in the Tender Offer and the Consent Solicitation and be eligible to receive the applicable total consideration offered must tender their Notes and thereby deliver their consents by 5:00 p.m., New York City time, on April 13, 2018. The Tender Offer and the Consent Solicitation will expire at 11:59 p.m., New York City time, on April 27, 2018, unless extended.

A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Revolving Credit Agreement

On April 2, 2018, in connection with the Tender Offer, we entered into a revolving credit agreement (the “Revolving Credit Agreement”) for a 364-day senior unsecured revolving credit facility with the lenders named in the Revolving Credit Agreement; Citigroup Global Markets Inc. and Barclays Bank PLC as joint lead arrangers and joint bookrunners; and Citibank, N.A. as administrative agent.

The Revolving Credit Agreement is initially limited to an aggregate principal amount of $2.0 billion, subject to reduction on the initial settlement date for the Tender Offer (the “Initial Settlement Date”) to the aggregate principal amount of Notes validly tendered and accepted by us under the Tender Offer, plus all amounts payable in respect of interest, fees, premiums and expenses in connection therewith, in each case as reasonably determined by us. Under the Revolving Credit Agreement, on and after the Initial Settlement Date, we and certain of our subsidiaries that we may designate may borrow up to the aggregate amount of the unused commitments under the Revolving Credit Agreement. The Revolving Credit Agreement will terminate on April 1, 2019 (the “Termination Date”). We also have the right, subject to certain conditions, to terminate in whole or reduce ratably in part the unused portions of the respective commitments of the lenders. All committed pro rata borrowings under the Revolving Credit Agreement will bear interest at a variable annual rate based on LIBOR or base rate, at our election, plus an applicable margin (as determined pursuant to the Revolving Credit Agreement). The applicable margin will be determined by reference to the rating of our long-term senior unsecured debt.

The Revolving Credit Agreement requires us to maintain a minimum shareholders’ equity of not less than $24.6 billion. The Revolving Credit Agreement’s definition of minimum shareholder equity excludes accumulated other comprehensive income or losses, the cumulative effects of any changes in accounting principles, and any income or losses recognized in connection with the ongoing application of any “mark-to-market” accounting adopted in respect of pension and other retirement plans. The Revolving Credit Agreement also contains customary representations, covenants and events of default.

We expect to use the Revolving Credit Agreement to fund the Tender Offer and may use it for general corporate purposes, including for working capital purposes. Some of the lenders under the Revolving Credit Agreement and their affiliates have various relationships with us and our subsidiaries involving the provision of financial services, including cash management, investment banking and trust services. In addition, we and certain of our subsidiaries have entered into foreign exchange and other derivatives arrangements with certain of the lenders and their affiliates.

This description of the Revolving Credit Agreement is qualified in its entirety by reference to the complete terms and conditions of the Revolving Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains a number of forward-looking statements. Words, and variations of words, such as “will,” “may,” “intend,” “expect” and similar expressions are intended to identify our forward-looking statements, including, but not limited to, statements about the offer to purchase and proposed amendments to the Notes or the revolving credit facility. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those indicated in our forward-looking statements. Please also see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our most recently filed Annual Report on Form 10-K. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this Current Report on Form 8-K, except as required by applicable law or regulation.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Revolving Credit Agreement, dated April 2, 2018, by and among Mondelēz International, Inc., the lenders, arrangers and agents named therein and Citibank, N.A., as Administrative Agent.

99.1	Mondelēz International, Inc. Press Release, dated April 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Carol J. Ward
Name:	Carol J. Ward
Title:	Vice President and Corporate Secretary

Date: April 2, 2018